UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2021

GOOD HEMP, INC.
(Exact name of registrant as specified in its charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-54509	45-2578051
(Commission File Number)	(IRS Employer Identification No.)

20311 Chartwell Ctr. Dr., Ste. 1469, Cornelius, NC	28031
(Address of Principal Executive Offices)	(Zip Code)

1-800-947-9197

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§203.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§204.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Good Hemp, Inc. (the “Company”) is filing this Current Report on Form 8-K/A (“Amendment No. 1”) to amend its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2021 (the “Initial Report”), which disclosed the Company’s acquisition (the “Acquisition”) of Diamond Creek Group, LLC, a North Carolina limited liability company (“Diamond Creek”).

The information previously reported in the Initial Report is hereby incorporated by reference into this Amendment No. 1. This Amendment No. 1 on Form 8-K/A is being filed solely to provide information required by Item 9.01 of Form 8-K and does not amend the Initial Report in any manner other than such Item 9.01.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Diamond Creek’s balance sheet, statement of operations, statement of partners’ equity, and statement of cash flows, including the Independent Auditor’s Report thereon and the notes related thereto, are filed as Exhibit 99.1 to this Amendment No. 1 and are incorporated herein by reference.

(d)	Exhibits

Exhibit No.	Description

99.1	Financial Statements of Diamond Creek Group, LLC, and Independent Auditor’s Report thereon

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOOD HEMP, INC.

Dated: May 27, 2021	By:	/s/ William Alessi
William Alessi
Chief Executive Officer

3